                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated February 1, 2000, (2000-2), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 16, 2000 to November 15, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of November, 2000.

                                        CONSECO FINANCE CORP.


                                        BY: /s/ Phyllis A. Knight
                                            ---------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                     SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Nov-00
                                             CUSIP NO.#20846QC L0,M8,N6,P1,Q9,R7
                                                        TRUST ACCOUNT #3338226-0
                                                         REMITTANCE DATE 12/1/00

                                                                                         Total $            Per $1,000
                                                                                          Amount             Original
                                                                                      --------------       ------------
CLASS A CERTIFICATES
--------------------
    (1a)  Amount available (including Monthly Servicing Fee)                           10,367,405.73
                                                                                      --------------
     (b)  Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
          Deficiency Amount (if any) withdrawn for prior Remittance Date                        0.00
                                                                                      --------------
     (c)  Amount Available after giving effect to withdrawal of Class M-1 Interest
          Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
          Remittance Date                                                              10,367,405.73
                                                                                      --------------
     (d)  Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                     0.00
                                                                                      --------------
A.   Interest
     (2)  Aggregate interest
          a. Class A-1 Remittance Rate (7.72%)                                                 7.72%
                                                                                      --------------
          b. Class A-1 Interest                                                           240,875.63         5.15241989
                                                                                      --------------       ------------
          c. Class A-2 Remittance Rate (7.98%)                                                 7.98%
                                                                                      --------------
          d. Class A-2 Interest                                                           119,700.00         6.65000000
                                                                                      --------------       ------------
          e. Class A-3 Remittance Rate (8.07%)                                                 8.07%
                                                                                      --------------
          f. Class A-3 Interest                                                           208,475.00         6.72500000
                                                                                      --------------       ------------
          g. Class A-4 Remittance Rate (8.48%)                                                 8.48%
                                                                                      --------------
          h. Class A-4 Interest                                                           233,200.00         7.06666667
                                                                                      --------------       ------------
          i. Class A-5 Remittance Rate (8.85%)                                                 8.85%
                                                                                      --------------
          j. Class A-5 Interest                                                           649,921.88         7.37500006
                                                                                      --------------       ------------
          k. Class A-6 Remittance Rate 8.49%, (unless
             the Weighted Average Contract Rate is
             less than 8.49%)                                                                  8.49%
                                                                                      --------------
          l. Class A-6 Interest                                                         2,708,537.47         6.77134368
                                                                                      --------------       ------------
     (3)  Amount applied to:
          a. Unpaid Class A Interest Shortfall                                                  0.00                  0
                                                                                      --------------       ------------
     (4)  Remaining:
          a. Unpaid Class A Interest Shortfall                                                  0.00                  0
                                                                                      --------------       ------------
B.   Principal
     (5)  Formula Principal Distribution  Amount                                        3,773,233.89                N/A
                                                                                      --------------       ------------
          a. Scheduled Principal                                                        1,021,919.74                N/A
                                                                                      --------------       ------------
          b. Principal Prepayments                                                      2,752,246.93                N/A
                                                                                      --------------       ------------
          c. Liquidated Contracts                                                         276,723.76                N/A
                                                                                      --------------       ------------
          d. Repurchases                                                                        0.00                N/A
                                                                                      --------------       ------------
          e. Current Month Advanced Principal                                             833,040.44                N/A
                                                                                      --------------       ------------
          f. Prior Month Advanced Principal                                            (1,110,696.98)               N/A
                                                                                      --------------       ------------
          g. Additional Principal Distribution ($3,750,000.00 cap)                              0.00
                                                                                      --------------
     (6)  Pool Scheduled Principal Balance                                            724,333,765.54
                                                                                      --------------
    (6b)  Adjusted Pool Principal Balance                                             723,500,725.10       964.66763347
                                                                                      --------------       ------------
    (6c)  Pool Factor                                                                     0.96466763
                                                                                      --------------
    (6d)  Net Certificate Principal Balance                                           708,500,725.10
                                                                                      --------------

    (6e)  Overcollateralization Amount (not to exceed $15,000,000.00)                  15,000,000.00
                                                                                      --------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                     SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Nov-00
                                             CUSIP NO.#20846QC L0,M8,N6,P1,Q9,R7
                                                        TRUST ACCOUNT #3338226-0
                                                         REMITTANCE DATE 12/1/00
                                     Page 2

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                              0.00
                                                                                      --------------
     (8)  Class A Percentage for such Remittance Date                                        100.00%
                                                                                      --------------
     (9)  Class A Percentage for the following  Remittance Date                              100.00%
                                                                                      --------------
    (10)  Class A  Principal Distribution:
          a. Class A-1                                                                  1,326,557.35        28.37555829
                                                                                      --------------       ------------
          b. Class A-2                                                                          0.00         0.00000000
                                                                                      --------------       ------------
          c. Class A-3                                                                          0.00         0.00000000
                                                                                      --------------       ------------
          d. Class A-4                                                                          0.00         0.00000000
                                                                                      --------------       ------------
          e. Class A-5                                                                          0.00         0.00000000
                                                                                      --------------       ------------
          g. Class A-6                                                                  2,446,676.54         6.11669135
                                                                                      --------------       ------------
    (11)  Class A-1 Principal Balance                                                  36,115,250.33       772.51872364
                                                                                      --------------       ------------
   (11a)  Class A-1 Pool Factor                                                           0.77251872
                                                                                      --------------
    (12)  Class A-2 Principal Balance                                                  18,000,000.00       1000.0000000
                                                                                      --------------       ------------
   (12a)  Class A-2 Pool Factor                                                           1.00000000
                                                                                      --------------
    (13)  Class A-3 Principal Balance                                                  31,000,000.00       1000.0000000
                                                                                      --------------       ------------
   (13a)  Class A-3 Pool Factor                                                           1.00000000
                                                                                      --------------
    (14)  Class A-4 Principal Balance                                                  33,000,000.00       1000.0000000
                                                                                      --------------       ------------
   (14a)  Class A-4 Pool Factor                                                           1.00000000
                                                                                      --------------
    (15)  Class A-5 Principal Balance                                                  88,125,000.00       1000.0000000
                                                                                      --------------       ------------
   (15a)  Class A-5 Pool Factor                                                           1.00000000
                                                                                      --------------
    (16)  Class A-6 Principal Balance                                                 380,385,474.77        950.9636869
                                                                                      --------------       ------------
   (16a)  Class A-6 Pool Factor                                                           0.95096369
                                                                                      --------------
    (17)  Unpaid Class A Principal Shortfall
          (if any)following current Remittance Date                                             0.00
                                                                                      --------------
    (18)  Additional Principal Distribution Amount
                                                                                      --------------
C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date
    (19)  31-59 days                                                                    9,577,769.67                257
                                                                                      --------------       ------------
    (20)  60 days or more                                                              15,021,364.26                330
                                                                                      --------------       ------------
    (21) Current Month Repossessions                                                    2,281,497.11                 63
                                                                                      --------------       ------------
    (22)  Repossession Inventory                                                        3,730,485.00                100
                                                                                      --------------       ------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                     SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Nov-00
                                             CUSIP NO.#20846QC L0,M8,N6,P1,Q9,R7
                                                        TRUST ACCOUNT #3338226-0
                                                         REMITTANCE DATE 12/1/00
                                     Page 3

Class M-1, M-2, Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in July 2004.)

    (23)  Average Sixty - Day Delinquency Ratio Test
          (a) Sixty - Day Delinquency Ratio for current Remittance Date                       2.59%
                                                                                      -------------
          (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 5.0%)                                                            1.90%
                                                                                      -------------
    (24)  Cumulative Realized Losses Test
          (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
              5.5% from July 1, 2004 to June 30, 2005, 7.0% from July 1, 2005 to June 30, 2006; 9.0% from July 1, 2006 to June 30, 2007 and
              10.5% thereafter)                                                               0.03%
                                                                                      -------------
    (25)  Current Realized Losses Test
          (a) Current Realized Losses for current Remittance Date                        153,014.95
                                                                                      -------------
          (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
              Remittance and for current Remittance Date; may not exceed 2.75%)               0.13%
                                                                                      -------------
    (26)  Class M-1, M-2, Principal Balance Test
          (a) The sum of Class M-1, M2 Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
              Date is greater than 27.375%                                                   18.82%
                                                                                      -------------
          (b) The sum of Class M-2 Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
              Date is greater than 20.25%                                                    13.92%
                                                                                      -------------
    (27)  Class B Principal Balance Test
          (a) Class B Principal Balance (before any distributions on current
              Remittance Date) as of such Remittance date is greater than
              $15,000,000.00                                                          48,750,000.00
                                                                                      -------------
          (b) Class B Principal Balance (before distributions on current
              Remittance Date) divided by pool Scheduled Principal Balance
              as of preceding Remittance Date is equal to or greater than 12.75%.             8.77%
                                                                                      -------------

                                     SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Nov-00
                                                        CUSIP NO. #20846QCS5, T3
                                                        TRUST ACCOUNT #3338226-0
                                                         REMITTANCE DATE 12/1/00
                                     Page 4

                                                                                         Total $            Per $1,000
                                                                                          Amount             Original
                                                                                      --------------       ------------
CLASS M-1 CERTIFICATES
----------------------
     (28) Amount available (including Monthly Servicing Fee)                           2,433,461.86
                                                                                      -------------
A.   Interest
     (29) Aggregate interest
          (a) Class M-1 Remittance Rate 9.08%, unless the
              Weighted Average Contract Rate is less than 9.08%)                              9.08%
                                                                                      -------------
          (b) Class M-1 Interest                                                         269,562.50           7.56666667
                                                                                      -------------        -------------
          (c) Interest on Class M-1 Adjusted Principal Balance                                 0.00
                                                                                      -------------
     (30) Amount applied to Class M-1 Interest Deficiency Amount                               0.00
                                                                                      -------------
     (31) Remaining unpaid Class M-1 Interest Deficiency Amount                                0.00
                                                                                      -------------
     (32) Amount applied to:
          a. Unpaid Class M-1 Interest Shortfall                                               0.00                    0
                                                                                      -------------        -------------
     (33) Remaining:
          a. Unpaid Class M-1 Interest Shortfall                                               0.00                    0
                                                                                      -------------        -------------
B.   Principal
     (34) Formula Principal Distribution  Amount                                               0.00                  N/A
                                                                                      -------------        -------------
          a. Scheduled Principal                                                               0.00                  N/A
                                                                                      -------------        -------------
          b. Principal Prepayments                                                             0.00                  N/A
                                                                                      -------------        -------------
          c. Liquidated Contracts                                                              0.00                  N/A
                                                                                      -------------        -------------
          d. Repurchases                                                                       0.00                  N/A
                                                                                      -------------        -------------
     (35) Class M-1 Principal Balance                                                 35,625,000.00        1000.00000000
                                                                                      -------------        -------------
    (35a) Class M-1 Pool Factor                                                          1.00000000
                                                                                      -------------
     (36) Class M-1 Percentage for such Remittance Date                                       0.00%
                                                                                      -------------
     (37) Class M-1  Principal Distribution:
          a. Class M-1 (current)                                                               0.00           0.00000000
                                                                                      -------------        -------------
          b. Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date                                          0.00
                                                                                      -------------
     (38) Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance Date                                           0.00
                                                                                      -------------
     (39) Class M-1 Percentage for the following Remittance Date                              0.00%
                                                                                      -------------
     (40) Class M-1 Liquidation Loss Interest
          (a) Class M-1 Liquidation Loss Amount                                                0.00
                                                                                      -------------
          (b) Amount applied to Class M-1
              Liquidation Loss Interest Amount                                                 0.00
                                                                                      -------------
          (c) Remaining Class M-1 Liquidation Loss
              Interest Amount                                                                  0.00
                                                                                      -------------
          (d) Amount applied to Unpaid Class M-1
              Loss Interest Shortfall                                                          0.00
                                                                                      -------------
          (e) Remaining Unpaid Class M-1
              Liquidation Loss Interest Shortfalls                                             0.00
                                                                                      -------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                     SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Nov-00
                                                        CUSIP NO. #20846QCS5, T3
                                                        TRUST ACCOUNT #3338226-0
                                                         REMITTANCE DATE 12/1/00
                                     Page 5

                                                                                         Total $            Per $1,000
                                                                                          Amount             Original
                                                                                      --------------       ------------
CLASS M-2 CERTIFICATES
----------------------
     (41) Amount available (including Monthly Servicing Fee)                           2,163,899.36
                                                                                      -------------
     (42) Aggregate interest
          (a) Class M-2 Remittance Rate 10.32%, unless the
              Weighted Average Contract Rate is less than 10.32%)                            10.32%
                                                                                      -------------
          (b) Class M-2 Interest                                                         322,500.00           8.60000000
                                                                                      -------------        -------------
          (c) Interest on Class M-2 Adjusted Principal Balance                                 0.00
                                                                                      -------------
     (43) Amount applied to Class M-2 Interest Deficiency Amount                               0.00
                                                                                      -------------
     (44) Remaining unpaid Class M-2 Interest Deficiency Amount                                0.00
                                                                                      -------------
     (45) Amount applied to:
          a. Unpaid Class M-2 Interest Shortfall                                               0.00                    0
                                                                                      -------------        -------------
     (46) Remaining:
          a. Unpaid Class M-2 Interest Shortfall                                               0.00                    0
                                                                                      -------------        -------------
B.   Principal
     (47) Formula Principal Distribution  Amount                                               0.00                  N/A
                                                                                      -------------        -------------
          a. Scheduled Principal                                                               0.00                  N/A
                                                                                      -------------        -------------
          b. Principal Prepayments                                                             0.00                  N/A
                                                                                      -------------        -------------
          c. Liquidated Contracts                                                              0.00                  N/A
                                                                                      -------------        -------------
          d. Repurchases                                                                       0.00                  N/A
                                                                                      -------------        -------------
     (48) Class M-2 Principal Balance                                                 37,500,000.00        1000.00000000
                                                                                      -------------        -------------
    (48a) Class M-2 Pool Factor                                                          1.00000000
                                                                                      -------------
     (49) Class M-2 Percentage for such Remittance Date                                       0.00%
                                                                                      -------------
     (50) Class M-2  Principal Distribution:
          a. Class M-2 (current)                                                               0.00           0.00000000
                                                                                      -------------        -------------
          b. Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                          0.00
                                                                                      -------------
     (51) Unpaid Class M-2 Principal Shortfall
          (if any) following current Remittance Date                                           0.00
                                                                                      -------------
     (52) Class M-2 Percentage for the following Remittance Date                              0.00%
                                                                                      -------------
     (53) Class M-2 Liquidation Loss Interest
          (a) Class M-2 Liquidation Loss Amount                                                0.00
                                                                                      -------------
          (b) Amount applied to Class M-2
              Liquidation Loss Interest Amount                                                 0.00
                                                                                      -------------
          (c) Remaining Class M-2 Liquidation Loss
              Interest Amount                                                                  0.00
                                                                                      -------------
          (d) Amount applied to Unpaid Class M-2
              Loss Interest Shortfall                                                          0.00
                                                                                      -------------
          (e) Remaining Unpaid Class M-2
              Liquidation Loss Interest Shortfalls                                             0.00
                                                                                      -------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                     SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Nov-00
                                                        CUSIP NO. 20846QCU0, CV8
                                                        TRUST ACCOUNT #3338226-0
                                                         REMITTANCE DATE 12/1/00
                                     Page 6

                                                                                         Total $            Per $1,000
                                                                                          Amount             Original
                                                                                      --------------       ------------
CLASS BI CERTIFICATES
---------------------
     (1)  Amount Available less the Class A
          Distribution Amount  and Class M-1 Distribution
          Amount (including Monthly Servicing Fee)                                     1,841,399.36
                                                                                      -------------
     (2)  Class B-1 Adjusted Principal Balance                                                 0.00
                                                                                      -------------
     (3)  Class B-1 Remittance Rate  (11.06%
          unless Weighted Average Contract Rate
          is below 11.06%)                                                                   11.06%
                                                                                      -------------
     (4)  Interest on Class B-1 Adjusted Principal Balance                                     0.00
                                                                                      -------------
     (3)  Aggregate Class B1 Interest                                                    138,250.00          9.21666667
                                                                                      -------------        ------------
     (4)  Amount applied to Unpaid
          Class B1 Interest Shortfall                                                          0.00                0.00
                                                                                      -------------        ------------
     (5)  Remaining Unpaid Class B1
          Interest Shortfall                                                                   0.00                0.00
                                                                                      -------------        ------------
     (6)  Amount applied to Class B-1
          Interest Deficiency Amount                                                           0.00
                                                                                      -------------
     (7)  Remaining Unpaid Class B-1
          Interest Deficiency Amount                                                           0.00
                                                                                      -------------
     (8)  Unpaid Class B-1 Principal Shortfall
          (if any) following prior Remittance Date                                             0.00
                                                                                      -------------
    (8a)  Class B Percentage for such Remittance Date                                          0.00
                                                                                      -------------
     (9)  Current Principal (Class B Percentage of Formula Principal
          Distribution Amount)                                                                 0.00          0.00000000
                                                                                      -------------        ------------
   (10a)  Class B1 Principal Shortfall                                                         0.00
                                                                                      -------------
   (10b)  Unpaid Class B1 Principal Shortfall                                                  0.00
                                                                                      -------------
    (11)  Class B Principal Balance                                                   48,750,000.00
                                                                                      -------------
    (12)  Class B1 Principal Balance                                                  15,000,000.00
                                                                                      -------------
   (12a)  Class B1 Pool Factor                                                           1.00000000
                                                                                      -------------
    (13)  Class B-1 Liquidation Loss Interest
          (a) Class B-1 Liquidation Loss Amount                                                0.00
                                                                                      -------------
          (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                     0.00
                                                                                      -------------
          (c) Remaining Class B-1 Liquidation Loss Interest Amount                             0.00
                                                                                      -------------
          (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall           0.00
                                                                                      -------------
          (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                   0.00
                                                                                      -------------

                                     SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Nov-00
                                                        CUSIP NO. 20846QCU0, CV8
                                                        TRUST ACCOUNT #3338226-0
                                                         REMITTANCE DATE 12/1/00
                                     Page 7

                                                                                         Total $            Per $1,000
                                                                                          Amount             Original
                                                                                      --------------       ------------
CLASS B2 CERTIFICATES
---------------------
     (14) Remaining Amount Available                                                   1,703,149.36
                                                                                      -------------
     (15) Class B-2 Remittance Rate ( 11.06%
          unless Weighted Average Contract
          Rate is less than 11.06%)                                                          11.06%
                                                                                      -------------
     (16) Aggregate Class B2 Interest                                                    311,062.50        9.21666667
                                                                                      -------------        ----------
     (17) Amount applied to Unpaid
          Class B2 Interest Shortfall                                                          0.00              0.00
                                                                                      -------------        ----------
     (18) Remaining Unpaid Class B2
          Interest Shortfall                                                                   0.00              0.00
                                                                                      -------------        ----------
     (19) Unpaid Class B2 Principal Shortfall
          (if any) following prior Remittance Date                                             0.00
                                                                                      -------------
     (20) Class B2 Principal Liquidation Loss Amount                                           0.00
                                                                                      -------------
     (21) Class B2 Principal (zero until class B1
          paid down: thereafter, Class B Percentage
          of formula Principal Distribution Amount)                                            0.00        0.00000000
                                                                                      -------------        ----------
     (22) Guarantee Payment                                                                    0.00
                                                                                      -------------
     (23) Class B2 Principal Balance                                                  33,750,000.00
                                                                                      -------------
    (23a) Class B2 Pool Factor                                                           1.00000000
                                                                                      -------------
     (24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
          Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
          Amount, Class M-1 Distribution Amount, Class B-1 Distribution
          Amount and Class B-2  Distribution Amount, if the Company or
          Green Tree Financial Servicing Corp. is the Servicer)                          303,493.61
                                                                                      -------------
     (25) Class B-3I Guarantee Fee                                                     1,088,593.25
                                                                                      -------------
     (26) Class B-3I Distribution Amount                                                       0.00
                                                                                      -------------
     (27) Class B-3I Formula Distribution Amount (all Excess
          Interest plus Unpaid Class B-3I Shortfall)                                           0.00
                                                                                      -------------
     (28) Class B-3I Distribution Amount (remaining Amount Available)                          0.00
                                                                                      -------------
     (29) Class B-3I Shortfall (26-27)                                                   341,506.41
                                                                                      -------------
     (30) Unpaid Class B-3I Shortfall                                                  1,942,105.04
                                                                                      -------------
     (31) Class M-1 Interest Deficiency on such Remittance Date                                0.00
                                                                                      -------------
     (32) Class B-1 Interest Deficiency on such Remittance Date                                0.00
                                                                                      -------------
     (33) Repossessed Contracts                                                        2,281,497.11
                                                                                      -------------
     (34) Repossessed Contracts Remaining in Inventory                                 3,730,485.00
                                                                                      -------------
     (35) Weighted Average Contract Rate                                                   11.67354
                                                                                      -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.